Bank borrowings	12 Months Ended
Dec. 31, 2020
Bank borrowings
Bank borrowings

17.          Bank borrowings

(In thousands)	December 31, 2019	December 31, 2020
Bank borrowings	11,324	19,924

The bank borrowings were borrowed by Shenzhen Xunlei for the construction of Xunlei Building, which was pledged by the land use rights of Xunlei Building and the building under construction. The net interest expense of USD nil, USD 470,000 and USD 890,000 has been capitalized for the years ended December 31, 2018, 2019 and December 31, 2020 respectively.

The bank borrowings are denominated in RMB, and the interest rate is calculated based on LPR plus 15 or 30 basis points.

As of December 31, 2020, the bank borrowings will be due according to the following schedule:

(In thousands)	Principal amounts
Within 1 year	—
Between 1 to 2 years	—
Between 2 to 3 years	747
Between 3 to 4 years	996
Between 4 to 5 years	996
Beyond 5 years	17,185